                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER





The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated January 1, 1998, (98-1), between the Company and Firstar Bank, Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from April 16, 1998 to May 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 26th day of May, 1998.

                                  GREEN TREE FINANCIAL CORP.




                                  BY: /s/ Phyllis A. Knight
                                      --------------------------------
                                      Phyllis A. Knight
                                      Senior Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.575%, 5.85%, 5.95%, 6.04%, 6.68%, 6.33%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     May-98

                                   CUSIP NO.#393505-YZ9, ZA3, ZB1, ZC9, ZD7, ZE5
                                   TRUST ACCOUNT #3336258-0
                                   REMITTANCE DATE  6/01/98


                                                            Total $         Per $1,000
                                                            Amount           Original
                                                         --------------   --------------
CLASS A CERTIFICATES
(1a) Amount available( including Monthly Servicing Fee)    8,037,607.05
                                                         --------------

 (b) Class M-1 Interest Deficiency Amount (if any) and
     Class B-1 Interest Deficiency Amount (if any)
     withdrawn for prior Remittance Date                           0.00
                                                         --------------

 (c) Amount Available after giving effect to withdrawal
     of Class M-1 Interest Deficiency Amount and
     Class B-1 Interest Deficiency Amount for prior
     Remittance Date                                       8,037,607.05
                                                         --------------

A.   Interest
     (2)  Aggregate  interest
          a. Class A-1 Remittance Rate (5.575%)                   5.575%
                                                         --------------
          b. Class A-1 Interest                               50,479.07       2.29450318
                                                         --------------   --------------

          c. Class A-2 Remittance Rate (5.85%)                     5.85%
                                                         --------------
          d. Class A-2 Interest                              504,562.50       4.87500000
                                                         --------------   --------------

          e. Class A-3 Remittance Rate (5.95%)                     5.95%
                                                         --------------
          f. Class A-3 Interest                               96,687.50       4.95833333
                                                         --------------   --------------

          g. Class A-4 Remittance Rate (6.04%, unless
             the Weighted Average Contract Rate is
             less than 6.04%)                                      6.04%
                                                         --------------
          h. Class A-4 Interest                              279,350.00       5.03333333
                                                         --------------   --------------

          i. Class A-5 Remittance Rate (6.83%, unless
             the Weighted Average Contract Rate is
             less than 6.68%)                                      6.68%
                                                         --------------
          j. Class A-5 Interest                              762,633.33       5.56666664
                                                         --------------   --------------

          k. Class A-6 Remittance Rate 7.30%, (unless
             the Weighted Average Contract Rate is
             less than 6.33%)                                      6.33%
                                                         --------------
          l. Class A-6 Interest                              237,375.00       5.27500000
                                                         --------------   --------------

     (3)  Amount applied to:
          a. Unpaid Class A Interest Shortfall                     0.00                0
                                                         --------------   --------------

     (4)  Remaining:
          a. Unpaid Class A Interest Shortfall                     0.00                0
                                                         --------------   --------------

B.   Principal
     (5)  Formula Principal Distribution  Amount           4,684,773.26              N/A
                                                         --------------   --------------
          a. Scheduled Principal                             484,975.34              N/A
                                                         --------------   --------------
          b. Principal Prepayments                         2,872,451.06              N/A
                                                         --------------   --------------
          c. Liquidated Contracts                                  0.00              N/A
                                                         --------------   --------------
          d. Repurchases                                   1,614,378.66              N/A
                                                         --------------   --------------
          e. Current Month Advanced Principal                568,904.12              N/A
                                                         --------------   --------------
          f. Prior Month Advanced Principal                 (855,935.92)             N/A
                                                         --------------   --------------

     (6)  Pool Scheduled Principal Balance               434,399,083.01
                                                         --------------

    (6b)  Adjusted Pool Principal Balance                433,830,178.89     964.06706420
                                                         --------------   --------------
    (6c)  Pool Factor                                        0.96406706
                                                         --------------

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.575%, 5.85%, 5.95%, 6.04%, 6.68%, 6.33%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     May-98
                                     PAGE 2

                                   CUSIP NO.#393505-YZ9, ZA3, ZB1, ZC9, ZD7, ZE5
                                   TRUST ACCOUNT #3336258-0
                                   REMITTANCE DATE  6/01/98


    (7)   Unpaid Class A Principal Shortfall
          (if any) following prior Remittance Date                 0.00
                                                         --------------

    (8)   Class A Percentage for such Remittance Date             92.30%
                                                         --------------

    (9)   Class A Percentage for the following  Remittance        92.22%
          Date                                           --------------

    (10)  Class A  Principal Distribution:
               a. Class A-1                                4,684,773.26     212.94423909
                                                         --------------   --------------
               b. Class A-2                                        0.00       0.00000000
                                                         --------------   --------------
               c. Class A-3                                        0.00       0.00000000
                                                         --------------   --------------
               d. Class A-4                                        0.00       0.00000000
                                                         --------------   --------------
               e. Class A-5                                        0.00       0.00000000
                                                         --------------   --------------
               g. Class A-6                                        0.00       0.00000000
                                                         --------------   --------------

    (11)  Class A-1 Principal Balance                      5,830,178.89     265.00813136
                                                         --------------   --------------
   (11a)  Class A-1 Pool Factor                              0.26500813
                                                         --------------

    (12)  Class A-2 Principal Balance                    103,500,000.00     1000.0000000
                                                         --------------   --------------
   (12a)  Class A-2 Pool Factor                              1.00000000
                                                         --------------

    (13)  Class A-3 Principal Balance                     19,500,000.00     1000.0000000
                                                         --------------   --------------
   (13a)  Class A-3 Pool Factor                              1.00000000
                                                         --------------

    (14)  Class A-4 Principal Balance                     55,500,000.00     1000.0000000
                                                         --------------   --------------
   (14a)  Class A-4 Pool Factor                              1.00000000
                                                         --------------

    (15)  Class A-5 Principal Balance                    137,000,000.00     1000.0000000
                                                         --------------   --------------
   (15a)  Class A-5 Pool Factor                              1.00000000
                                                         --------------

    (16)  Class A-6 Principal Balance                     45,000,000.00     1000.0000000
                                                         --------------   --------------
   (16a)  Class A-6 Pool Factor                              1.00000000
                                                         --------------

    (17)  Unpaid Class A Principal Shortfall
              (if any)following current Remittance Date            0.00
                                                         --------------

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

         (18)  31-59 days                                  1,960,152.29               61
                                                         --------------   --------------

         (19)  60 days or more                               733,233.20               23
                                                         --------------   --------------

         (20) Current Month Repossessions                    335,459.43               11
                                                         --------------   --------------

         (21)  Repossession Inventory                        335,459.43               11
                                                         --------------   --------------


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.575%, 5.85%, 5.95%, 6.04%, 6.68%, 6.33%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     May-98
                                     PAGE 3

                                   CUSIP NO.#393505-YZ9, ZA3, ZB1, ZC9, ZD7, ZE5
                                   TRUST ACCOUNT #3336258-0
                                   REMITTANCE DATE  6/01/98


Class M-1 Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in March 2002.)
(22) Average Sixty - Day Delinquency Ratio Test

     (a)  Sixty - Day Delinquency Ratio for current Remittance Date                 0.25 %
                                                                          --------------

     (b)  Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
          may not exceed 3.5%)                                                       N/A %
                                                                          --------------

(23) Average Thirty - Day Delinquency Ratio  Test

     (a)  Thirty - Day Delinquency Ratio for current Remittance Date                0.45 %
                                                                          --------------

     (b)  Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
          may not exceed 5.5%)                                                       N/A %
                                                                          --------------

(24) Cumulative Realized Losses Test

     (a)  Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed 5.5% from March 1, 2002 to February 28, 2003,
          6.5% from March 1, 2003 to February 28, 2004; 8.5% from                   0.00 %
          March 1, 2004 to February 28, 2005 and 9.5% thereafter)         --------------

(25) Current Realized Losses Test

     (a)  Current Realized Losses for current Remittance Date                       0.00
                                                                          --------------

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances
          for third preceding Remittance and for current Remittance
          Date; may not exceed 2.25%)                                               0.00 %
                                                                          --------------

(26) Class M-1 Principal Balance Test

     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date
          is greater than 22.5%                                                    15.39 %
                                                                          --------------

(27) Class B Principal Balance Test

     (a)  Class B Principal Balance (before any distributions on current
          Remittance Date) as of such Remittance date is greater than
          $9,000,000.00                                                             0.00
                                                                          --------------

     (b)  Class B Principal Balance (before distributions on current
          Remittance Date) divided by pool Scheduled Principal Balance as of preceding Remittance Date is equal to or greater than
          11.25%.                                                                   7.70 %
                                                                          --------------


                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   5.575%, 5.85%, 5.95%, 6.04%, 6.68%, 6.33%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     May-98
                                     PAGE 4

                                   CUSIP NO.#393505-YZ9, ZA3, ZB1, ZC9, ZD7, ZE5
                                   TRUST ACCOUNT #3336258-0
                                   REMITTANCE DATE  6/01/98


                                                             Total $        Per $1,000
                                                             Amount          Original
                                                         --------------   --------------

CLASS M-1 CERTIFICATES
----------------------
(28) Amount available( including Monthly Servicing Fee)    1,421,746.39
                                                         --------------
A.   Interest
     (29) Aggregate  interest

          (a) Class M-1 Remittance Rate 6.77%, unless
          the Weighted Average Contract Rate is less
          than 6.77%)                                              6.77%
                                                         --------------

          (b) Class M-1 Interest                             190,406.25       5.64166667
                                                         --------------   --------------

          (c) Interest on Class M-1 Adjusted Principal
          Balance                                                  0.00
                                                         --------------

     (30) Amount applied to Class M-1 Interest
          Deficiency Amount                                        0.00
                                                         --------------

     (31) Remaining unpaid Class M-1 Interest
          Deficiency Amount                                        0.00
                                                         --------------

     (32) Amount applied to:
               a. Unpaid Class M-1 Interest Shortfall              0.00                0
                                                         --------------   --------------

     (33) Remaining:
               a. Unpaid Class M-1 Interest Shortfall              0.00                0
                                                         --------------   --------------

B.   Principal
     (34) Formula Principal Distribution  Amount                   0.00              N/A
                                                         --------------   --------------
               a. Scheduled Principal                              0.00              N/A
                                                         --------------   --------------
               b. Principal Prepayments                            0.00              N/A
                                                         --------------   --------------
               c. Liquidated Contracts                             0.00              N/A
                                                         --------------   --------------
               d. Repurchases                                      0.00              N/A
                                                         --------------   --------------

     (35) Class M-1 Principal Balance                     33,750,000.00    1000.00000000
                                                         --------------   --------------
    (35a) Class M-1 Pool Factor                              1.00000000
                                                         --------------

     (36) Class M-1 Percentage for such Remittance Date            0.00%
                                                         --------------

     (37) Class M-1  Principal Distribution:
               a. Class M-1 (current)                              0.00       0.00000000
                                                         --------------   --------------
               b. Unpaid Class M-1 Principal Shortfall
                  (if any) following prior Remittance
                  Date                                             0.00
                                                         --------------

     (38) Unpaid Class M-1 Principal Shortfall
           (if any) following current Remittance Date              0.00
                                                         --------------

     (39) Class M-1 Percentage for the following
          Remittance Date                                          0.00%
                                                         --------------

     (40) Class M-1 Liquidation Loss Interest
               (a) Class M-1 Liquidation Loss Amount               0.00
                                                         --------------

               (b) Amount applied to Class M-1
                   Liquidation Loss Interest Amount                0.00
                                                         --------------

               (c) Remaining Class M-1 Liquidation Loss
                   Interest Amount                                 0.00
                                                         --------------

               (d) Amount applied to Unpaid Class M-1
                   Loss Interest Shortfall                         0.00
                                                         --------------

               (e) Remaining Unpaid Class M-1
                   Liquidation Loss Interest
                   Shortfalls                                      0.00
                                                         --------------


                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%, 6.92%, 8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     May-98

                                                 CUSIP NO. #393505-ZF2, ZG0, ZH8
                                                 REMITTANCE DATE  6/01/98


CLASS BI CERTIFICATES
---------------------
                                                             Total $        Per $1,000
                                                              Amount         Original
                                                         --------------   --------------
     (1)  Amount  Available less the Class A
          Distribution Amount  and Class M-1
          Distribution Amount (including Monthly
          Servicing Fee)                                   1,231,340.14
                                                         --------------

     (2) Class B-1 Adjusted Principal Balance                      0.00
                                                         --------------

     (3) Class B-1 Remittance Rate  (6.92%
         unless Weighted Average Contract Rate
         is below 6.92%)                                           6.92%
                                                         --------------

     (4) Interest on Class B-1 Adjusted Principal
         Balance                                                   0.00
                                                         --------------

     (3)  Aggregate Class B1 Interest                        103,800.00       5.76666667
                                                         --------------   --------------

     (4)  Amount applied to Unpaid
          Class B1 Interest Shortfall                              0.00             0.00
                                                         --------------   --------------

     (5)  Remaining Unpaid Class B1
          Interest Shortfall                                       0.00             0.00
                                                         --------------   --------------

     (6)  Amount applied to Class B-1
          Interest Deficiency Amount                               0.00
                                                         --------------

     (7)  Remaining Unpaid Class B-1
          Interest Deficiency Amount                               0.00
                                                         --------------

     (8)  Unpaid Class B-1 Principal Shortfall
           (if any) following prior Remittance Date                0.00
                                                         --------------

     (8a) Class B Percentage for such Remittance Date              0.00
                                                         --------------

     (9)  Current Principal (Class B Percentage of
          Formula Principal Distribution Amount)                   0.00       0.00000000
                                                         --------------   --------------

     (10a) Class B1 Principal Shortfall                            0.00
                                                         --------------

     (10b) Unpaid Class B1 Principal Shortfall                     0.00
                                                         --------------

     (11) Class B Principal Balance                       33,750,000.00
                                                         --------------

     (12) Class B1 Principal Balance                      18,000,000.00
                                                         --------------
     (12a) Class B1 Pool Factor                              1.00000000
                                                         --------------

     (13) Class B-1 Liquidation Loss Interest
           (a) Class B-1 Liquidation Loss Amount                   0.00
                                                         --------------

           (b) Amount Applied to Class B-1 Liquidation
               Loss Interest Amount                                0.00
                                                         --------------

           (c) Remaining Class B-1 Liquidation Loss
               Interest Amount                                     0.00
                                                         --------------

           (d) Amount applied to Unpaid Class B-1
               Liquidation Loss Interest Shortfall                 0.00
                                                         --------------

           (e) Remaining Unpaid Class B-1 Liquidation
               Loss Interest Shortfall                             0.00
                                                         --------------


                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%, 6.92%, 8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     May-98
                                     PAGE 2

                                                 CUSIP NO. #393505-ZF2, ZG0, ZH8
                                                 REMITTANCE DATE  6/01/98


                                                             Total $        Per $1,000
CLASS B2 CERTIFICATES                                         Amount         Original
---------------------                                    --------------   --------------
 (14) Remaining Amount Available                           1,127,540.14
                                                         --------------

 (15) Class B-2 Remittance Rate ( 8.11%
      unless Weighted Average Contract
      Rate is less than 8.11%)                                    8.11%
                                                         --------------

 (16) Aggregate Class B2 Interest                            106,443.75       6.75833333
                                                         --------------   --------------

 (17)  Amount applied to Unpaid
       Class B2 Interest Shortfall                                 0.00             0.00
                                                         --------------   --------------

 (18) Remaining Unpaid Class B2
      Interest Shortfall                                           0.00             0.00
                                                         --------------   --------------

 (19) Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                     0.00
                                                         --------------

 (20) Class B2 Principal Liquidation Loss Amount                   0.00
                                                         --------------

 (21) Class B2 Principal (zero until class B1 paid down:
      thereafter, Class B Percentage
      of formula Principal Distribution Amount)                    0.00       0.00000000
                                                         --------------   --------------

 (22) Guarantee Payment                                            0.00
                                                         --------------

 (23) Class B2 Principal Balance                          15,750,000.00
                                                         --------------
 (23a) Class B2 Pool Factor                                  1.00000000
                                                         --------------

 (24)  Monthly Servicing Fee (deducted from Certificate
       Account balance to arrive at Amount Available if
       the Company or Green Tree Financial Servicing
       Corporation is not the Servicer; deducted from
       funds remaining after payment of Class A
       Distribution Amount, Class M-1 Distribution
       Amount, Class B-1 Distribution Amount and Class
       B-2 Distribution Amount, if the Company or Green
       Tree Financial Servicing Corp. is the Servicer)       183,071.20
                                                         --------------

 (25) Class B-3I Guarantee Fee                               838,025.19
                                                         --------------

 (26) Class B-3I Distribution Amount                               0.00
                                                         --------------

 (27) Class B-3I Formula Distribution Amount (all
      Excess Interest plus Unpaid Class B-3I
      Shortfall)                                                   0.00
                                                         --------------

 (28) Class B-3I Distribution Amount (remaining Amount
      Available)                                                   0.00
                                                         --------------

 (29) Class B-3I Shortfall (26-27)                                 0.00
                                                         --------------

 (30) Unpaid Class B-3I Shortfall                                  0.00
                                                         --------------

 (31) Class M-1 Interest Deficiency on such Remittance
      Date                                                         0.00
                                                         --------------

 (32) Class B-1 Interest Deficiency on such Remittance
      Date                                                         0.00
                                                         --------------

 (33) Repossessed Contracts                                  335,459.43
                                                         --------------
 (34) Repossessed Contracts Remaining in Inventory           335,459.43
                                                         --------------

 (35) Weighted Average Contract Rate                            9.71122
                                                         --------------


Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.